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Exhibit 10.29

AMENDMENT, dated as of December 8, 1999 (this "Amendment"), among Euramax International Limited (formerly Euramax International plc), a company organized under the laws of England and Wales ("Euramax"), the other Loan Parties referred to below the requisite majority of the Lenders, the Swing Loan Lender and the Issuer referred to below and Paribas (formerly, Banque Paribas), as agent (in such capacity, the "Agent") for said Lenders, the Swing Loan Lender and the Issuer, to (a) the Amended and Restated Credit Agreement, dated as of July 16, 1997, as amended (said Agreement, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein), among Euramax, the other Loan Parties party thereto, the financial institutions party thereto, as lenders (the "Lenders"), the Swing Loan Lender and the Issuer referred to therein and the Agent, and (b) the other Loan Documents referred to below.

W I T N E S S E T H:

WHEREAS, Euramax is currently organized under the laws of England and Wales; and

WHEREAS, Euramax and certain other Loan Parties propose to undergo a restructuring (the "Proposed Euramax Restructuring"), resulting in, inter alia, Euramax becoming an indirect wholly owned subsidiary of a newly formed Delaware corporation, Euramax International, Inc. ("Euramax U.S."), pursuant to which, without limitation, (a) Euramax has been re-registered as a private limited company under the U.K. Companies Act of 1985 (the "Act"); (b) each ordinary share and preference share of Euramax currently outstanding will be exchanged for a number of shares of common stock of Euramax U.S., with Euramax to become a wholly-owned subsidiary of Euramax U.S., all in accordance with Section 425 of the Act ("Restructuring Step 1"); (c) Euramax U.S. will transfer all of the Stock of Euramax it owns to Euramax International Holdings Limited, a newly created company organized under the laws of England and Wales ("Newco U.K."), in exchange for all of the outstanding shares of Newco U.K. ("Restructuring Step 2"); (d) Euramax will transfer by way of a contribution all of the Stock of Dutch Holdings it owns to Euramax Continental Limited, a newly created wholly owned Subsidiary of Euramax organized under the laws of England and Wales ("Newco U.K. II"), ("Restructuring Step 3"); (e) Euramax will transfer to Newco U.K. by way of a distribution all of the Stock of U.S. Holdings it owns, such distribution being paid under a group income election to be filed  by Euramax to include Newco U.K. in the wider group ("Restructuring Step 4"); (f) Newco U.K. will register as a Delaware corporation to become a dual incorporated company; (g) U.S. Holdings will transfer to Euramax U.S. all of the Stock of U.S. Operating Co. it owns for Fair Market Value; (h) U.S. Holdings may move its place of central management and control from the United States to the United Kingdom and a group income election will be filed by Euramax to include U.S. Holdings in the wider group (subclauses (f) through (h) being "Restructuring Step 5");

WHEREAS, Color Clad proposes to transfer all of its assets and liabilities to Coated Products U.K. and, promptly following such transfer, Color Clad will be liquidated (the "Color Clad Merger").

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1.  Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is hereby amended as follows; provided that none of the amendments applicable to Restructuring Step 2, Restructuring Step 3, Restructuring Step 4 or Restructuring Step 5 shall be effective until (a) each of the Euramax Restructuring Conditions applicable to such step of the Proposed Euramax Restructuring have been satisfied and (b) each of the Euramax Restructuring Conditions for each prior step of the Proposed Euramax Restructuring have been satisfied:

1.1.  Amendments to Section 1.1.  (a) Section 1.1 thereof is amended by adding thereto, in the appropriate alphabetical order, the following new definitions:

"Color Clad Merger' has the meaning specified in the December 1999 Amendment."

"Euramax Restructuring Conditions' means, with respect to the Proposed Euramax Restructuring, each of the Restructuring Step 2 Conditions, the Restructuring Step 3 Conditions, the Restructuring Step 4 Conditions and the Restructuring Step 5 Conditions."

"Euramax U.S.' has the meaning specified in the December 1999 Amendment."

"Euramax U.S. Guaranty' means the Guaranty, in substantially the form of Exhibit H-1 hereto, made by Euramax U.S. in favor of the Guarantied Parties, as such Guaranty may be further amended, supplemented or otherwise modified from time to time, pursuant to which Euramax U.S. unconditionally guaranties its Guarantied Obligations."

"Euramax U.S. Pledge Agreement (U.K.)' means the Legal Mortgage of Shares executed by Euramax U.S., as such agreement may be further amended, supplemented or otherwise modified from time to time, pursuant to which Euramax U.S. pledges to the U.K. Trustee, for the ratable benefit of the Secured Parties, the Collateral covered thereby, including the Stock of Euramax and/or Newco U.K. to secure the Guarantied Obligations of Euramax U.S., provided that only 65% of the Stock of Euramax and/or Newco U.K. shall secure the Excluded U.S. Liabilities."

"Euramax U.S. Pledge Agreement (U.S.)' means the Pledge Agreement, in substantially the form of Exhibit I-1 hereto, executed by Euramax U.S., as such agreement may be further amended, supplemented or otherwise modified from time to time pursuant to which Euramax U.S. pledges to the Agent, for the ratable benefit of the Secured Parties, the Collateral covered thereby, including the Stock of U.S. Operating Co., to secure the Guarantied Obligations of Euramax U.S."

"Newco U.K.' has the meaning specified in the December 1999 Amendment."

"Newco U.K. II' has the meaning specified in the December 1999 Amendment."

"Newco U.K. Guaranty' means the Guaranty made by Newco U.K. in favor of the Guaranteed Parties, as such Guaranty may be further amended, supplemented or otherwise modified from time to time, pursuant to which Newco U.K. unconditionally guaranties its Guarantied Obligations."

"Newco U.K. II Guaranty' means the Guaranty made by Newco U.K. II in favor of the Guarantied Parties, as such Guaranty may be further amended, supplemented or otherwise modified from time to time, pursuant to which Newco U.K. II unconditionally guaranties its Guarantied Obligations."

"Newco U.K. Pledge Agreement (U.K.)' means the Legal Mortgage of Shares executed by Newco U.K., as such agreement may be further amended, supplemented or otherwise modified from time to time, pursuant to which Newco U.K. will pledge to the U.K. Trustee, for the ratable benefit of the Secured Parties, the Collateral covered thereby, including, upon and after the consummation of Restructuring Step 2, the Stock of Euramax, to secure the Guaranteed Obligations of Newco U.K., provided that only 65% of the Stock of Euramax shall secure the Excluded U.S. Liabilities."

"Newco U.K. Pledge Agreement (U.S.)' means the Pledge Agreement executed by Newco U.K., as such agreement may be further amended, supplemented or otherwise modified from time to time."

"Newco U.K. II Pledge Agreement' means the Deed of Pledge executed by Newco U.K. II, as such agreement may be further amended, supplemented or otherwise modified from time to time, pursuant to which Newco U.K. II will pledge to the Agent, for the ratable benefit of the Secured Parties, the Collateral covered thereby, including the Stock of Dutch Holdings to secure the Guarantied Obligations of Newco U.K. II, provided that only 65% of the Stock of Dutch Holdings shall secure the Excluded U.S. Liabilities."

"December 1999 Amendment' means the Amendment, dated as of December  , 1999, among the Loan Parties, the Majority Lenders, the Swing Loan Lender and the Agent, to this Agreement and the Loan Documents referred to therein."

"Permitted Euramax Restructuring' means the Proposed Euramax Restructuring provided that each of the Restructuring Step 2 Conditions, the Restructuring Step 3 Conditions, the Restructuring Step 4 Conditions and/or the Restructuring Step 5 Conditions."

"Proposed Euramax Restructuring' has the meaning specified in the December 1999 Amendment."

"Restructuring Step 1' has the meaning specified in the December 1999 Amendment."

"Restructuring Step 2' has the meaning specified in the December 1999 Amendment."

"Restructuring Step 2 Conditions' means, with respect to Restructuring Step 2, each of the following conditions precedent:

(a) Each of the statements set forth in Section 3.1(s) (other than clause (ii) thereof) shall be true and correct with respect to Restructuring Step 1 and Restructuring Step 2, with references therein (i) to the "Existing Loans and Loans being made on the Effective Date' to be deemed to be references to all outstanding Loans, (ii) to the "Effective Date' to be deemed to be references to the date of consummation of Restructuring Step 2 (the "Restructuring Step 2 Consummation Date' thereof), (iii) to the "Fabral Purchase Documents', the "Fabral Purchase Agreement' or to a "Related Document' to be deemed to be references to the Related Documents with respect to both Restructuring Step 1 and Restructuring Step 2, (iv) to the "Transactions' or to the "Fabral Purchase' to be deemed to be references to both Restructuring Step 1 and Restructuring Step 2, (v) to "Fabral Holdings' and/or "Fabral, Inc.' to be deemed to be references to both Restructuring Step 1 and Restructuring Step 2;

(b) The Agent shall have received (in sufficient copies for each Lender) on or prior to the Restructuring Step 2 Consummation Date, (i) from Euramax U.S. (A) a supplement to this Agreement in form and substance satisfactory to the Agent, pursuant to which Euramax U.S. shall agree to be bound by the terms of, and for all purposes be, a Loan Party under and party to this Agreement, and shall agree to all other matters set forth therein, (B) the Euramax U.S. Pledge Agreement (U.K.) granting to the U.K. Trustee a first priority security interest in the Stock of Euramax as security for the Obligations, together with the certificates representing such Stock and stock transfer forms transferring such Stock to the U.K. Trustee and (C) the Euramax U.S. Guaranty pursuant to which Euramax U.S. unconditionally guaranties its Guarantied Obligations; (ii) evidence that there are no prior Liens or charges on any above-referenced assets except as permitted by Section 7.1(a) and that there are no prior Liens or charges on any above-referenced Stock; (iii) evidence of completion of all recordings and other filings in all jurisdictions, as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Collateral Documents to be executed pursuant to this subsection (b); (iv) a letter, dated the Restructuring Step 2 Consummation Date, from the Process Agent, in substantially the form of Exhibit O, agreeing to act as Process Agent for Euramax U.S.; and (v) such financial and other information regarding Euramax U.S. as the Agent or any Lender shall reasonably request; and

(c) The Agent shall have received (in sufficient copies for each Lender) on or prior to the Restructuring Step 2 Consummation Date, (i) from Newco U.K. (A) a supplement to this Agreement in form and substance satisfactory to the Agent, pursuant to which Newco U.K. shall agree to be bound by the terms of, and for all purposes be, a Loan Party under and party to this Agreement and shall agree to all other matters set forth therein, (B) the Newco U.K. Pledge Agreement (U.K.) granting to the U.K. Trustee a first priority security interest in the Stock of Euramax as security for the Obligations, together with the certificates representing such Stock and stock transfer forms transferring such Stock to the U.K. Trustee,

(C) the Newco U.K. Guaranty pursuant to which Newco U.K. unconditionally guaranties its Guarantied Obligations and (D) the Newco U.K. U.K. Debenture executed by Newco U.K. granting a Lien to the U.K. Trustee over all of the assets of Newco U.K.; (ii) from Euramax U.S., the certificates representing all of the Stock of Newco U.K. together with stock transfer forms transferring such Stock to the U.K. Trustee, as required pursuant to the Euramax U.S. Pledge Agreement (U.K.) (iii) evidence that there are no prior Liens or charges on any above-referenced assets except as permitted by Section 7.1(a) and that there are no prior Liens or charges on any above-referenced Stock; (iv) evidence of completion of all recordings and other filings in all jurisdictions, as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Collateral Documents to be executed pursuant to this subsection (c); (v) evidence of satisfactory insurance coverage as to the assets of Euramax U.S. and Newco U.K. and compliance with all provisions of the Loan Documents with respect to such insurance; (vi) satisfactory opinions of independent counsel to the Loan Parties, each dated the Restructuring Step 2 Consummation Date; (vii) from each of Euramax U.S. and Newco U.K., the documents referred to in Sections 3.1(b) and (c) required to be delivered by a Loan Party, dated the Restructuring Step 2 Consummation Date and with references therein to (A) the "Fabral Purchase Document' or to the "Related Documents' to be deemed to be references to the Related Documents entered into in connection with both Restructuring Step 1 and Restructuring Step 2, (B) the "Transactions' to be deemed to be references to both Restructuring Step 1 and Restructuring Step 2, (C) the "Effective Date' to be deemed to be references to the Restructuring Step 2 Consummation Date and (D) the "Loan Documents' to be deemed to be references to the Loan Documents to be delivered, pursuant to this subsection (c), on the Restructuring Step 2 Consummation Date; (viii) a letter, dated the Restructuring Step 2 Consummation Date, from Euramax agreeing to act as process agent for Euramax U.S. in the United Kingdom; (ix) a letter, dated the Restructuring Step 2 Consummation Date, from the Process Agent, in substantially the form of Exhibit O, agreeing to act as Process Agent for Newco U.K.; and (x) such financial and other information regarding Newco U.K. as the Agent or any Lender shall reasonably request;

(d) On or prior to the Restructuring Step 2 Consummation Date, the parties hereto shall have taken all necessary actions to release the pledge of Euramax Stock held by Euramax U.S. pursuant to the terms of the Euramax U.S. Pledge Agreement (U.K.); provided that concurrent therewith Newco U.K. grants a pledge in such Euramax Stock to the U.K. Trustee pursuant to the terms of the Newco U.K. Pledge Agreement (U.K.); and

(e) Each document relating to both Restructuring Step 1 and Restructuring Step 2 shall be satisfactory in form and substance to the Agent and the Majority Lenders in their sole judgment exercised reasonably."

"Restructuring Step 3' has the meaning specified in the December 1999 Amendment."

"Restructuring Step 3 Conditions' means, with respect to Restructuring Step 3, each of the Restructuring Step 2 Conditions and each of the following conditions precedent:

(a) Each of the statements set forth in Section 3.1(s) (other than clause (ii) thereof) shall be true and correct with respect to Restructuring Step 3, with references therein (i) to the "Existing Loans and Loans being made on the Effective Date' to be deemed to be references to all outstanding Loans, (ii) to the "Effective Date' to be deemed to be references to the date of consummation of Restructuring Step 3 (the "Restructuring Step 3 Consummation Date' thereof), (iii) to the "Fabral Purchase Documents', the "Fabral Purchase Agreement' or to a "Related Document' to be deemed to be references to the Related Documents with respect to Restructuring Step 3, (iv) to the "Transactions' or to the "Fabral Purchase' to be deemed to be references to Restructuring Step 3, (v) to "Fabral Holdings' and/or "Fabral, Inc.' to be deemed to be references to Restructuring Step 3;

(b) The Agent shall have received (in sufficient copies for each Lender) on or prior to the Restructuring Step 3 Consummation Date, (i) from Newco U.K. II (A) a supplement to this Agreement in form and substance satisfactory to the Agent, pursuant to which Newco U.K. II shall agree to be bound by the terms of, and for all purposes be, a Loan Party under and party to, this Agreement, and shall agree to all other matters set forth therein, (B) the Newco U.K. II Pledge Agreement granting to the Agent a first priority security interest in the Stock of Dutch Holdings as security for the Obligations, (C) the Newco U.K. II Guaranty pursuant to which Newco U.K. II unconditionally guaranties its Guarantied Obligations and (D) the Newco U.K. II U.K. Debenture executed by Newco U.K. II granting a Lien to the U.K. Trustee over all of the assets of Newco U.K. II; (ii) from Euramax, the certificates representing all of the Stock of Newco U.K. II together with stock transfer forms transferring such Stock to the U.K. Trustee, as required pursuant to the Euramax Stock (U.K.) Pledge Agreement; (iii) evidence that there are no prior Liens or charges on any above-referenced assets except as permitted by Section 7.1(a) and that there are no prior Liens or charges on any above-referenced Stock; (iv) evidence of completion of all recordings and other filings in all jurisdictions, as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Collateral Documents to be executed pursuant to this subsection (b); (v) evidence of satisfactory insurance coverage as to the assets of Newco U.K. II and compliance with all provisions of the Loan Documents with respect to such insurance; (vi) satisfactory opinions of independent counsel to the Loan Parties, each dated the Restructuring Step 3 Consummation Date; (vii) from Newco U.K. II, the documents referred to in Sections 3.1(b) and (c) required to be delivered by a Loan Party, dated the Restructuring Step 3 Consummation Date and with references therein to (A) the "Fabral Purchase Document' or to the "Related Documents' to be deemed to be references to the Related Documents entered into in connection with Restructuring Step 3, (B) the "Transactions' to be deemed to be references to Restructuring Step 3, (C) the "Effective Date' to be deemed to be references to the Restructuring Step 3 Consummation Date and (D) the "Loan Documents' to be deemed to be references to the Loan Documents to be delivered, pursuant to this subsection (b), on the Restructuring Step 3 Consummation Date; (viii) a letter, dated the Restructuring Step 3 Consummation Date, from Dutch Holdings, in which it agrees to act as process agent for Newco U.K. II in the Netherlands; (ix) a letter, dated the Restructuring Step 3 Consummation Date, from the Process Agent, in substantially the form of Exhibit O, agreeing to act as Process Agent for Newco U.K. II; and (x) such financial and other information regarding Newco U.K. II as the Agent or any Lender shall reasonably request;

(c) On or prior to the Restructuring Step 3 Consummation Date, the parties hereto shall have taken all necessary actions to release the pledge of Dutch Holdings Stock by Euramax pursuant to the terms of the Euramax Deed of Pledge and any other Deed of Pledge executed by Euramax in connection with the pledge of Dutch Holdings stock by Euramax; provided that concurrent therewith (x) Newco U.K. II grants a pledge in such Dutch Holdings Stock pursuant to the terms of the Newco U.K. II Pledge Agreement and (y) Euramax perfects the pledge over the Newco U.K. II Stock granted pursuant to the Euramax Stock (U.S.) and Debt Pledge Agreement; and

(d) Each document relating to Restructuring Step 3 shall be satisfactory in form and substance to the Agent and the Majority Lenders in their sole judgment exercised reasonably."

"Restructuring Step 4' has the meaning specified in the December 1999 Amendment."

"Restructuring Step 4 Conditions' means, with respect to Restructuring Step 3, each of the Restructuring Step 2 Conditions and the Restructuring Step 3 Conditions and each of the following conditions precedent:

(a) Each of the statements set forth in Section 3.1(s) (other than clause (ii) thereof) shall be true and correct with respect to Restructuring Step 4, with references therein (i) to the "Existing Loans and Loans being made on the Effective Date' to be deemed to be references to all outstanding Loans, (ii) to the "Effective Date' to be deemed to be references to the date of consummation of Restructuring Step 4 (the "Restructuring Step 4 Consummation Date' thereof), (iii) to the "Fabral Purchase Documents', the "Fabral Purchase Agreement' or to a "Related Document' to be deemed to be references to the Related Documents with respect to Restructuring Step 4, (iv) to the "Transactions' or to the "Fabral Purchase' to be deemed to be references to Restructuring Step 4, (v) to "Fabral Holdings' and/or "Fabral, Inc.' to be deemed to be references to Restructuring Step 4;

(b) The Agent shall have received (in sufficient copies for each Lender) on or prior to the Restructuring Step 4 Consummation Date, (i) from Newco U.K., the Newco U.K. Pledge Agreement (U.S.) granting to the Agent a first priority security interest in the Stock of U.S. Holding Co. as security for the Obligations, together with the certificates representing such Stock and undated stock powers therefor; (ii) evidence that there are no prior Liens or charges on any above-referenced assets except as permitted by Section 7.1(a) and that there are no prior Liens or charges on any above-referenced Stock; (iii) evidence of completion of all recordings and other filings in all jurisdictions, as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Collateral Documents to be executed pursuant to this subsection (b); (iv) satisfactory opinions of independent counsel to the Loan Parties, each dated the Restructuring Step 4 Consummation Date; (v) from Newco U.K., the documents referred to in Sections 3.1(b) and (c) required to be delivered by a Loan Party, dated the Restructuring Step 4 Consummation Date and with references therein to (A) the "Fabral Purchase Document' or to the "Related Documents' to be deemed to be references to the Related Documents entered into in connection with Restructuring Step 4, (B) the "Transactions' to be deemed to be references to Restructuring Step 4, (C) the "Effective Date' to be deemed to be references to the Restructuring Step 4 Consummation Date and (D) the "Loan Documents' to be deemed to be references to the Loan Documents to be delivered, pursuant to this subsection (b), on the Restructuring Step 4 Consummation Date; and (vi) such financial and other information regarding Newco U.K. as the Agent or any Lender shall reasonably request;

(c) On or prior to the Restructuring Step 4 Consummation Date, the parties hereto shall have taken all necessary actions to release the pledge of U.S. Holdings Stock to the Agent by Euramax pursuant to the terms of the Euramax Stock (U.S.) and Debt Pledge Agreement; provided that concurrent therewith Newco U.K. grants a pledge in such U.S. Holdings Stock pursuant to the terms of the Newco U.K. Pledge Agreement (U.S.); and

(d) Each document relating to Restructuring Step 4 shall be satisfactory in form and substance to the Agent and the Majority Lenders in their sole judgment exercised reasonably."

"Restructuring Step 5' has the meaning specified in the December 1999 Amendment."

"Restructuring Step 5 Conditions' means, with respect to Restructuring Step 5, each of the Restructuring Step 2 Conditions, the Restructuring Step 3 Conditions and the Restructuring Step 4 Conditions and each of the following conditions precedent:

(a) Each of the statements set forth in Section 3.1(s) (other than clause (ii) thereof) shall be true and correct with respect to Restructuring Step 5, with references therein (i) to the "Existing Loans and Loans being made on the Effective Date' to be deemed to be references to all outstanding Loans, (ii) to the "Effective Date' to be deemed to be references to the date of consummation of Restructuring Step 5 (the "Restructuring Step 5 Consummation Date' thereof), (iii) to the "Fabral Purchase Documents', the "Fabral Purchase Agreement' or to a "Related Document' to be deemed to be references to the Related Documents with respect to Restructuring Step 5, (iv) to the "Transactions' or to the "Fabral Purchase' to be deemed to be references to Restructuring Step 5, (v) to "Fabral Holdings' and/or "Fabral, Inc.' to be deemed to be references to Restructuring Step 5;

(b) The Agent shall have received (in sufficient copies for each Lender) on or prior to the Restructuring Step 5 Consummation Date (i) from Euramax U.S., the Euramax U.S. Pledge Agreement (U.S.) granting to the Agent a first priority security interest in the Stock of U.S. Operating Co. as security for the Obligations, together with the certificates representing such Stock and undated stock powers therefor; (ii) evidence that there are no prior Liens or charges on any above-referenced assets except as permitted by Section 7.1(a) and that there are no prior Liens or charges on any above-referenced Stock; (iii) evidence of completion of all recordings and other filings in all jurisdictions (including of instruments to be filed with respect to Intellectual Property Collateral), as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Collateral Documents to be executed pursuant to this subsection (b); (iv) satisfactory opinions of independent counsel to the Loan Parties, each dated the

Restructuring Step 5 Consummation Date; (v) from Euramax U.S., the documents referred to in Sections 3.1(b) and (c) required to be delivered by a Loan Party, dated the Restructuring Step 5 Consummation Date and with references therein to (A) the "Fabral Purchase Document' or to the "Related Documents' to be deemed to be references to the Related Documents entered into in connection with Restructuring Step 5, (B) the "Transactions' to be deemed to be references to Restructuring Step 5, (C) the "Effective Date' to be deemed to be references to the Restructuring Step 5 Consummation Date and (D) the "Loan Documents' to be deemed to be references to the Loan Documents to be delivered, pursuant to this subsection (b), on the Restructuring Step 5 Consummation Date; and (vi) such financial and other information regarding Euramax U.S. as the Agent or any Lender shall reasonably request;

(c) On or prior to the Restructuring Step 5 Consummation Date, the parties hereto shall have taken all necessary actions to release the pledge of U.S. Operating Co. Stock pursuant to the terms of the Euramax Stock (U.S.) and Debt Pledge Agreement; provided that concurrent therewith Euramax U.S. grants a pledge in such U.S. Operating Co. Stock pursuant to the terms of the Euramax U.S. Pledge Agreement (U.S.); and

(d) Each document relating to Restructuring Step 5 shall be satisfactory in form and substance to the Agent and the Majority Lenders in their sole judgment exercised reasonably."

(b) Section 1.1 thereof is further amended as follows:

(i) The definition of "Change of Control" is amended by deleting each reference to "Euramax" and replacing it with "Euramax U.S."

(ii) The definition of "Domestic Collateral Documents" is amended by (x) adding thereto, immediately preceding the phrase "the Domestic Security Agreements" therein, the phrase "(i)" and (y) adding to the end of such phrase the following:

    "; and (ii) upon and after the consummation of Restructuring Step 5, the Euramax U.S. Pledge Agreement (U.S.), governed by the laws of a state within the United States of America, and any other document executed by Euramax U.S. or a Domestic Subsidiary thereof and governed by the laws of a state within the United States of America pursuant to which Euramax U.S. or such Subsidiary shall pledge, mortgage or grant any Lien to secure any of the Obligations or any of its Guarantied Obligations, as such other document may be amended, supplemented or otherwise modified from time to time".

(iii) The definition of "Domestic Guaranties" is amended by adding thereto, immediately after the phrase "the U.S. Operating Co. Guaranty" therein, the phrase ", the Euramax U.S. Guaranty (upon and after the consummation of Restructuring Step 1)".

(iv) The definition of "Domestic Loan Party" is amended by adding thereto, immediately after the phrase "Domestic Subsidiary of U.S. Holdings" therein, the phrase "and upon and after the consummation of Restructuring Step 1, Euramax U.S. and each Domestic Subsidiary of Euramax U.S.,".

(v) The definition of "Dutch Collateral Documents is hereby amended by adding the phrase ", the Newco U.K. II Pledge Agreement" immediately after the phrase "the Dutch Operating Co. Pledge Agreement".

(vi) The definition of "Foreign Loan Party" is amended by deleting the phrase "Euramax" immediately after the phrase "and each other direct or indirect Subsidiary of" and replacing it with "Euramax U.S.".

(vii) The definition of "Foreign Collateral Documents" is amended by deleting the phrase "Euramax" and replacing it with "Euramax U.S.".

(viii) The definition of "Guarantied Obligations" is amended by (a) adding the phrase "Euramax U.S.," immediately before the phrase "as to Euramax" and before the phrase "made by Euramax" in subsection (a) of such definition and (b) adding the phrase "Newco U.K., Newco U.K. II and" immediately before the phrase "U.K. Holdings" in subsection (b) of such definition.

(ix) The definition of "Pledge Agreements" is amended by (a) adding thereto, immediately after the phrase "Fabral Holdings Pledge Agreement" therein, the phrase ", Euramax U.S. Pledge Agreement (U.K.) (upon and after the consummation of Restructuring Step 1), Euramax U.S. Pledge Agreement (U.S.) (upon and after the consummation of Restructuring Step 5), Newco U.K. Pledge Agreement (U.K.) (upon and after the consummation of Restructuring Step 2), Newco U.K. Pledge Agreement (U.S.) (upon and after the consummation of Restructuring Step 4), Newco U.K. II Pledge Agreement (upon and after the consummation of Restructuring Step 3)" and (b) deleting the reference to "Euramax or any Subsidiary of Euramax" therein and substituting in lieu thereof the phrase "Euramax U.S. or any Subsidiary of Euramax U.S.".

(x) The definition of "Proposed Merger" is amended by (A) deleting the word "or" immediately before the phrase "(e)" and (B) adding the phrase ", or (f) the Color Clad Merger" immediately after the phrase "all assets and liabilities of Ellbee Ltd.".

(xi) The definition of "U.K. Collateral Documents" is amended by adding the phrase ", the Euramax U.S. Pledge Agreement (U.K.), the Newco U.K. Pledge Agreement (U.K.)" immediately after the phrase "U.K. Operating Co. Pledge Agreement".

(xii) The definition of "U.K. Debentures" is amended by (i) adding the phrase "or Newco U.K. or Newco U.K. II" immediately before the phrase "each and form and substance", (ii) adding the phrase "or Newco U.K. or Newco U.K. II" immediately before the phrase "shall grant a Lien", (iii) adding the phrase "or Newco U.K. or Newco U.K. II" immediately before the phrase "to secure, in the case of the U.K. Operating Co." and (iv) adding the phrase "or Newco U.K. or Newco U.K. II" immediately before the phrase "its Guarantied Obligations, as any such".

(xiii) The definition of "U.K. Guaranties" is amended by adding the phrase "Newco U.K. Guaranty, the Newco U.K. II Guaranty" immediately after the phrase "the U.K. Operating Co. Guaranty".

1.2.  Amendment to Section 6.5.  Section 6.5 thereof is amended by adding to the end thereof the phrase "or pursuant to any step of the Permitted Euramax Restructuring, provided that the applicable Euramax Restructuring Conditions for such step have been satisfied".

1.3.  Amendments to Section 6.11.  (a) Section 6.11(a), (b) and (c) thereof is amended by (i) deleting in each instance that they occur the phrases "each of Euramax and its Subsidiaries, U.S. Holdings and its Subsidiaries, U.K. Holdings and its Subsidiaries and Dutch Holdings and its Subsidiaries" and "Euramax and its Subsidiaries, U.S. Holdings and its Subsidiaries, U.K. Holdings and its Subsidiaries and Dutch Holdings and its Subsidiaries" and replacing them with the phrase "Euramax U.S. and its Subsidiaries", (ii) deleting in each instance that it occurs the phrase "each of Euramax, U.S. Holdings, U.K. Holdings and Dutch Holdings, respectively," and replacing it with the phrase "Euramax U.S." and (iii) deleting in each instance that is occurs the phrase "Euramax, U.S. Holdings, U.K. Holdings or Dutch Holdings, as applicable," and replacing it with the phrase "Euramax U.S.".

(b) Section 6.11(c) thereof is further amended by deleting the phrase "Euramax's compliance with all financial covenants" and replacing it with the phrase "Euramax U.S.'s compliance with all financial covenants".

(c) Section 6.11(d) thereof is amended by (i) deleting in each instance that it occurs the phrase "Euramax, U.S. Holdings, U.K. Holdings or Dutch Holdings" and replacing it with the phrase "Euramax U.S." and (ii) deleting the phrase "Euramax or any of its Subsidiaries, U.S. Holdings and its Subsidiaries, U.K. Holdings and its Subsidiaries or Dutch Holdings and its Subsidiaries" and replacing it with the phrase "Euramax U.S. or any of its Subsidiaries".

1.4.  Amendments to Section 7.2(a).  (a) Section 7.2(a)(ix) thereof is amended by (i) adding thereto, after the phrase "U.S. Holdings", the phrase ", Euramax U.S., Newco U.K., Newco U.K. II and U.S. Operating Co." and (ii) deleting the phrase "guaranty" and replacing it with the phrase "guaranties".

(b) Section 7.2(a) thereof is further amended by (i) adding thereto, immediately preceding the phrase "and" after clause (xiv) thereof, the phrase "Indebtedness of Euramax U.S. in respect of the intercompany note issued to U.S. Holdings by Euramax U.S. in connection with the transfer of the Stock of U.S. Operating Co. from U.S. Holdings to Euramax U.S. pursuant to Restructuring Step 5" and (ii) deleting the phrase "(xv)" and adding in lieu thereof "(xvi)".

1.5.  Amendments to Section 7.4.  (a) Section 7.4(a) thereof is amended by (i) deleting the phrase "and" immediately preceding clause (J) of subsection (a)(iv) thereof and (ii) adding thereto, immediately after the end of subsection (a)(iv)(J) thereof, the phrase ", (K) by U.S. Holdings to Newco U.K. pursuant to Restructuring Step 4, (L) by Newco U.K. to Euramax subsequent to the consummation of Restructuring Step 3, (M) by Dutch Holdings to Newco U.K. II subsequent to the consummation of Restructuring Step 3, (N) by Euramax to Newco U.K. subsequent to the consummation of Restructuring Step 2, (O) by Newco U.K. to Euramax U.S. subsequent to the consummation of Restructuring Step 2, and (P) by U.S. Operating Co. to Euramax U.S. subsequent to the consummation of Restructuring Step 5".

(b) Section 7.4(a) thereof is further amended by (i) deleting the phrase "and" immediately preceding subsection (a)(v) thereof and (ii) adding thereto, immediately preceding the phrase "or" at the end of subsection (a) thereof, the phrase "and (vi) (A) a dividend in the form of the Stock of U.S. Holdings by Euramax to Newco U.K. pursuant to Restructuring Step 4, provided that the Restructuring Step 4 Conditions have been satisfied and (B) a dividend in form of the Stock of U.S. Operating Co. by Euramax to Newco U.K. and by Newco U.K. to Euramax U.S. each pursuant to Restructuring Step 5; provided that the Restructuring Step 5 Conditions have been satisfied".

(c) Section 7.4(a) thereof is further amended by (i) adding, immediately at the end of clause (ii)(B) thereof, the phrase "or by U.K. Operating Company to U.K. Company", and (ii) adding, immediately at the end of clause (ii)(C) thereof, after the phrase "or", the phrase "by Dutch Operating Co. to Dutch Company".

(d) Section 7.4(b) is amended by (i) deleting, immediately prior to clause (i)(C) thereof, the phrase "and", and (ii) adding, immediately after clause (i)(C) thereof, the phrase "and (D) the payment pursuant to the intercompany notes issued to U.S. Holdings by Euramax U.S. in connection with the transfer of the Stock of U.S. Operating Co. from U.S. Holdings to Euramax U.S. pursuant to Restructuring Step 5".

1.6.  Amendments to Section 7.5.  (a) Section 7.5(b) thereof is amended by (i) adding to the end of clause (i)(D) thereof the phrase "or pursuant to any step of the Permitted Euramax Restructuring, provided that the applicable Euramax Restructuring Conditions for such step have been satisfied" and (ii) adding to the end of clause (ii) thereof the phrase "or unless such Disposition is part of any step of the Permitted Euramax Restructuring, provided that the applicable Euramax Restructuring Conditions for such step have been satisfied".

(b) Section 7.5(c) thereof is amended by (i) deleting, immediately before subsection (ii) thereof, the phrase "and", and (ii) adding, immediately after subsection (ii) thereof, the phrase "and (iii) the transfer by U.S. Holdings to Euramax U.S. of the Stock of U.S. Operating Co. pursuant to Restructuring Step 5".

(c) Section 7.5(d) thereof is amended by adding thereto, immediately after the phrase "other than" therein, the phrase "(i) pursuant to any step of the Permitted Euramax Restructuring, provided that the applicable Euramax Restructuring Conditions for such step have been satisfied or (ii)".

1.7.  Amendment to Section 7.6.  Section 7.6 thereof is amended by adding to the end of subsection (a) thereof the phrase ", or (v) any step of the Permitted Euramax Restructuring, provided that the applicable Euramax Restructuring Conditions for such step have been satisfied".

1.8.  Amendments to Section 7.7.  Section 7.7 thereof is amended by adding thereto, immediately after the reference in clause (b) thereof to "the French Note Conversion," the phrase "any step of the Permitted

Euramax Restructuring; provided that the applicable Euramax Restructuring Conditions for such step have been satisfied".

1.9.  Amendments to Section 7.8.  Section 7.8 thereof is amended by (i) deleting in subsection (a) thereof the phrase "and (ii)" and (ii) adding in lieu thereof the phrase ", (ii) the Senior Subordinated Indenture may be amended to allow the Permitted Euramax Restructuring, and (iii)".

1.10.  Amendments to Section 7.10.  (a) Section 7.10 thereof is amended by adding to the end of each of clause (ii) and clause (iii) thereof the phrase "or pursuant to any step of the Permitted Euramax Restructuring; provided that the applicable Euramax Restructuring Conditions for such step have been satisfied".

(b) Section 7.10 thereof is further amended by (i) deleting in clause (B) of subsection (v) thereof the phrase "and" and (ii) adding at the end of clause (C) of subsection (v) thereof the phrase ", and (D) or pursuant to any step of the Permitted Euramax Restructuring; provided that the applicable Euramax Restructuring Conditions for such step have been satisfied".

1.11.  Amendments to Section 7.13.  Section 7.13 thereof is amended by (a) adding the parenthetical "(until the consummation of Restructuring Step 3)" immediately after the phrase "of U.K. Holdings, Dutch Holdings" in clause (a) thereof, (b) adding the phrase "(until the consummation of Restructuring Step 4)" immediately after the phrase "Dutch Holdings, U.S. Holdings" in clause (a) thereof, (c) adding the phrase "until the consummation of Restructuring Step 5," to the beginning of clause (f) thereof and (d) deleting the phrase "and" before the phrase "(i) Richmond Company" and adding the following phrase end of Section 7.13: "(j) Euramax U.S. shall not own any assets other than (i) following the consummation of Restructuring Step 1 and prior to the consummation or Restructuring Step 2, all of the stock of Euramax, (ii) following the consummation of Restructuring Step 2, all of the Stock of Newco U.K. and (iii) following the consummation of Restructuring Step 5, all of the Stock of U.S. Operating Co.; (k) Newco U.K. shall not own any assets other than (i) following the consummation of Restructuring Step 2, all of the Stock of Euramax, (ii) following the consummation of Restructuring Step 4, all of the Stock of U.S. Holdings; and (l) following the consummation of Restructuring Step 3, Newco U.K. II shall not own any assets other than all of the Stock of Dutch Holdings.

1.12.  Amendments to Section 8.1(l).  Section 8.1(l) thereof is amended by (a) adding the phrase "prior to the consummation of Restructuring Step 3," immediately after clause (B) in paragraph (i) thereof, (b) adding the phrase "until the consummation of the Restructuring Step 4", to the beginning of clause (vi) thereof, (c) adding the phrase "until the consummation of Restructuring Step 5," to the beginning of clause (vii) thereof and (d) adding, immediately after clause (ix) thereof, the following new clause (x):

    "or (x) upon and after the consummation of the Permitted Euramax Restructuring, (A) Euramax U.S. shall fail to own of record and beneficially all of the outstanding Stock and Stock Equivalents of U.S. Operating Co. and Newco U.K., except Stock and Stock Equivalents owned in the name of the U.K. Trustee or its nominee, (B) Newco U.K. shall fail to own all of the outstanding Stock and Stock Equivalents of Euramax and U.S. Holdings, (C) Euramax shall fail to own all of the outstanding Stock and Stock Equivalents of Newco U.K. II, except Stock and Stock Equivalents owned in the name of the U.K. Trustee or its nominee and (D) Newco U.K. II shall fail to own all of the outstanding Stock and Stock Equivalents of Dutch Holdings, other than Qualifying Shares".

1.13.  Additional Amendments to Credit Agreement.  The Credit Agreement is further amended by deleting all references to "Euramax", "Euramax and its consolidated Subsidiaries" and "Euramax or any of its Subsidiaries" in each of the definitions of "Disposition", "ERISA Event", "Excess Cash Flow" and "Plan" in Section 1.1 thereof and in Sections 3.1(s)(iv), 5.1, 5.2, 5.4, 5.5 and 6.16 thereof and substituting in lieu thereof in each instance the phrases "Euramax U.S.", "Euramax U.S. and its consolidated Subsidiaries" and "Euramax U.S. or any of its Subsidiaries", respectively.

SECTION 2.  Certain Agreements.  Each party hereto hereby agrees that, from and after the execution by each of Euramax U.S., Newco U.K. and Newco U.K. II of a supplement to the Credit Agreement referred to in the definitions of "Restructuring Step 2 Conditions" and "Restructuring Step 3 Conditions" in Section 1 hereof, each of Euramax U.S., Newco U.K. and Newco U.K. II shall for all purposes be a Loan Party under and a party to the Credit Agreement.

SECTION 3.  Effectiveness.  This Amendment shall become effective on the date on which the Agent shall have executed a counterpart hereof and shall have received counterparts hereof executed by the Majority Lenders, the Swing Loan Lender and each Loan Party.

SECTION 4.  Representations and Warranties.  Each of the Loan Parties represents and warrants as to itself and each of its Subsidiaries as follows:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action, and this Amendment and the Loan Documents, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents).

(b) All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect.

(c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and each Loan Document constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

(d) There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents or upon the consummation of the transactions contemplated hereby or thereby.

(e) None of the transactions contemplated by this Amendment or the Loan Documents will have or could have a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not and could not adversely affect the Liens of any Collateral Document.

(f) No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the Loan Documents, and no consent under any Related Document or other Contractual Obligation is required for the execution, delivery or performance of this Amendment, or the Loan Documents, or for the consummation of any of the transactions contemplated hereby, except as specifically contemplated hereby.

(g) After giving effect to this Amendment, each of the representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, and no Default or Event of Default has occurred or is continuing or would result from the consummation of any transaction contemplated hereby.

SECTION 5.  Costs and Expenses.  The Loan Parties jointly and severally agree to pay (a) all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and (b) all costs and expenses otherwise required to be paid under Section 10.4 of the Credit Agreement.

SECTION 6.  Miscellaneous.

(a) Upon the effectiveness of this Amendment each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan Document to such Loan Document, shall mean and be a reference to such Loan Document as amended or waived hereby.

(b) Except as specifically amended or waived hereby, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders, the Issuer, the Swing Loan Lender or the Agent under any Loan Document, nor constitute a Amendment of any provision of any Loan Document.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(e) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ISSUER, ANY LENDER OR ANY LOAN PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

EURAMAX INTERNATIONAL LIMITED (formerly Euramax International plc)
By: ___________________________________________ Title:
EURAMAX EUROPEAN HOLDINGS PLC
By: ___________________________________________ Title:
EURAMAX EUROPEAN HOLDINGS, B.V.
By: ___________________________________________ Title:
EURAMAX EUROPE LIMITED
By: ___________________________________________ Title:
EURAMAX NETHERLANDS B.V.
By: ___________________________________________ Title:
EURAMAX HOLDINGS LIMITED
By: ___________________________________________ Title:
EURAMAX EUROPE B.V.
By: ___________________________________________ Title:
ELLBEE LIMITED
By: ___________________________________________ Title:
EURAMAX COATED PRODUCTS LIMITED
By: ___________________________________________ Title:

EURAMAX COATED PRODUCTS B.V.
By: ___________________________________________ Title:

 AMERIMAX HOLDINGS, INC.
AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX COATED PRODUCTS, INC.
RICHMOND COMPANY
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX LAMINATED PRODUCTS, INC.

By: ___________________________________________ Title:
FABRAL HOLDINGS, INC. (formerly, Gentek Holdings, Inc.) FABRAL, INC. (formerly, Gentek Building Products, Inc.)
By: ___________________________________________ Title:
ATLANTA METAL PRODUCTS, INC.
By: ___________________________________________ Title:
COLOR CLAD PLC
By: ___________________________________________ Title:
PARIBAS (formerly Banque Paribas), as Agent, as a Lender, as the Issuer and as Swing Loan Lender
By: ___________________________________________ Title:
By: ___________________________________________ Title:
BANKBOSTON, N.A., as a Lender
By: ___________________________________________ Title:

SUNTRUST BANK, ATLANTA, as a Lender
By: ___________________________________________ Title:
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender
By: ___________________________________________ Title:
By: ___________________________________________ Title:
LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By: ___________________________________________ Title:
WACHOVIA BANK, N.A., as a Lender
By: ___________________________________________ Title:
BANK ONE, NA, as a Lender
By: ___________________________________________ Title:
PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company, as a Lender
By: ___________________________________________ Title:
DE NATIONALE INVESTERINGS BANK N.V., as a Lender
By: ___________________________________________ Title:
By: ___________________________________________ Title:

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